SEMI-ANNUAL REPORT





                                 MATRIX ADVISORS
                                VALUE FUND, INC.





                                DECEMBER 31, 2002





                 747 THIRD AVENUE, 31ST FLOOR NEW YORK, NY 10017
                        MATRIX ADVISORS VALUE FUND, INC.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.


February 9, 2003

Dear Fellow Shareholder:

     I am pleased to enclose our semi-annual report and quarterly commentary and report concerning the Fund for the year and three months ending December 31, 2002.

     The Fund posted a significant increase during the quarter, as the market attempted to recover from the intense negativity of the second and third quarters. The Net Asset Value of the Fund ended the year 2002 at $37.22, an increase of +14.17% for the quarter, but a decline of -20.74% for the calendar year.

     The Fund significantly outperformed the major market indexes during the fourth quarter, with the S&P 500 Index increasing by +8.44%. This strong relative performance enabled the Fund to outperform the S&P 500 Index for the year 2002, as the Index declined by -22.10%.

     The year 2002 was the fourth consecutive year in which the Fund outperformed the S&P 500 Index. This of course was small comfort in a year which saw the Fund's poorest absolute performance under Matrix's management.

     As you undoubtedly know, last year was a very difficult one for the stock market. Investors fled equity funds, which suffered net redemptions of more than $30 billion. In the face of this trend, we are extremely pleased that not only did the Fund have very substantial net inflows of capital in 2002, but it also had a net inflow in every single month of the year!

     While we are always tax sensitive, we are particularly so in a declining market. We have succeeded in once again limiting capital gains to a very small figure, approximately 0.36% of asset value. This number would have been even smaller if the fund's fiscal year did not end on June 30, a date prior to the worst of the market conditions last year. We have already "banked" a substantial amount of realized losses for the current fiscal year, and we expect to be highly tax efficient in 2003.

     As we go to print, we should note that the Fund continues to garner accolades. It has been mentioned in Forbes, Business Week, and most recently Consumer Reports for its performance amongst its peers. This reflects the Fund's ability to perform well and cost-efficiently over the past three and five years.

     We are grateful for your confidence in the Fund, and thank you for your continued support.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.


     If you have any questions on the enclosed or would like to discuss our outlook on the market or the Fund in greater detail, please feel free to call us at (800) 366-6223 or e-mail us at matrix@matrixassetadvisors.com. And of course, you can always visit our website at www.matrixadvisorsvaluefund.com.

Best regards.







Sincerely,


/s/ David A. Katz
------------------------
David A. Katz, CFA
Chief Investment Officer


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value on an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs. Performance figures reflect fee waivers in effect and in the absence of fee waivers, total returns would be lower. For the period ended December 31, 2002, the Fund's average annual total returns for one-year, five-years and for the period from July 3, 1996, the inception of Matrix Asset Advisors' involvement with the Fund were -1.30%, 5.61%, and 8.63%, respectively. The Standard & Poor's 500 Index average annual total returns for the same time periods were -22.10%, -0.59%, and 5.80%, respectively. The Standard & Poor's 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index does not incur expenses and is not available for investment.

The Fund's average annual total returns after taxes on distributions for the one-year, five-years and inception for the same period were -20.86%, 5.21% and 8.19%, respectively. Additionally, the Fund's average annual total returns after taxes on distributions and sale of fund shares for the same period were -12.68%, 4.55% and 7.08%, respectively. Matrix Asset Advisors became the sub-advisor on July 3, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

                 CAPITAL MARKETS COMMENTARY AND QUARTERLY REPORT:
                       4TH QUARTER AND 2002 ANNUAL REVIEW

"SO LONG, FAREWELL, `AUF WIEDERSEHEN', GOODBYE..."
                              - The Sound of Music

     This is probably the universal reaction of stock market investors to the end of trading in 2002. It was a difficult and exasperating year for the stock market.

     In fact it was one of the worst years for the market in recent memory. Coming on the heels of two previous down years, the cumulative impact produced was the single most protracted and painful bear market since World War II. It was also the first time the market experienced three consecutive down years since the waning days of the Depression and the onset of World War II, in 1939-1941.

     For the Matrix Advisors Value Fund (the "Fund") the year was an obvious disappointment. It was in fact our first down year since we assumed fund management in 1996.

     Having said that, the Fund's fourth quarter was a source of encouragement and optimism for the future. Why? Simply because when the focus of the market was positive, our results were very strong, outpacing the market and its major indexes.

     Once again, in early October, we saw the market move diametrically opposite from prevailing sentiment. So strong was the subsequent recovery in October and November, that it was victimized by its own success: a fear that the market had risen too far, too fast. The result was that December, traditionally one of the strongest months of the year, was highly disappointing, giving back a significant amount of the gains posted in the two previous months. In fact it was the weakest December for the S&P 500 Index since 1931.

     The unwillingness of the market to continue a recovery through year-end was symptomatic of the anxiety that had beset it all year long. In 2002 the market found several sources of worry that effectively drove markets down across the board: crises of confidence in corporate governance and accounting oversight; concerns about the extent of economic recovery; and anxiety about geo-political developments, including the implications for oil prices.

     The second half of last year will be remembered as an "Equal Opportunity Bear Market" in which all disciplines, capitalization ranges and sectors were punished. Coming on the heels of two prior negative years, the cumulative impact felt in 2002 was fear, a fear that drove many individual investors out of the market altogether.

     For the year, the leading indicators performed as follows:

              S&P 500 Index                   (22.10%)
              Dow Jones Industrials           (15.01%)
              NASDAQ Composite                (31.26%)
              PERFORMANCE DATA COURTESY OF BLOOMBERG LLP

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

     Cumulatively, the market has had its first three consecutive losing years since 1939-41, effectively erasing the gains of the irrational exuberance of the late 1990's.

     The Fund had successfully navigated through the first two years of the current bear market, and had held our own through May of last year. Unfortunately, beginning in June, ours was one of the many boats that fell in a falling tide, and the Fund fully felt the impact of market negativity in the summer and early fall.

     For the year, the Fund's performance modestly outpaced the S&P 500 Index, making it four years in a row that the Fund has outperformed this major index. In light of the significant declines in the Fund's portfolio in the past year, being ahead of the S&P 500 is not something that we are proud of.

     What we are however pleased with, and in the long run is very important, is how the Fund has fared during the past two and three-quarters years of the bear market. The following chart shows that cumulative protectiveness.

                            "BEAR MARKET" CUMULATIVE
                                 NET PERFORMANCE
                              (3/24/00 - 12/31/02)



Matrix Advisors Value Fund ... (9.59%)
S&P 500 Index ................(40.15%)
Nasdaq Composite .............(72.87%)


*PLEASE SEE PERFORMANCE DISCLOSURE AT THE END OF COMMENTARY.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

     The practical implication of this disparity is most apparent in earning back past losses. For the Fund to return to their pre-bear market levels, far less is required than for general market investors. This is even true when one examines what is required for the Fund to return to their previous highest levels, as the following chart indicates:

                           GAINS REQUIRED TO RETURN TO
                   PRE-"BEAR MARKET" LEVELS OR TO PEAK LEVELS



Matrix Advisors Value Fund* ...  (10.61%)
S&P 500 Index .................. (67.09%)
Nasdaq Composite .............. (268.60%)
Matrix Advisors Value Fund
 Peak Level (Jan 4th 2002) ..... (30.60%)


*PLEASE SEE PERFORMANCE DISCLOSURE AT THE END OF COMMENTARY.


THROUGH A GLASS CLEARLY: REVIEWING OUR PREDICTIONS FOR 2002

     Last year was not our best for making predictions. While we accurately predicted economic recovery, we erred in assuming that a business spending recovery would be an integral part of it. Our prediction for modest increases in interest rates was incorrect, as continued rate cuts by the Fed helped contribute to moderately lower interest rates last year.

     Our most important prediction was unfortunately quite inaccurate: the stock market suffered badly in 2002, contrary to our expectation for moderate gains.

     While we were accurate in predicting the Fund's modest outperformance of the S&P 500 Index last year, we obviously erred in believing that such an advantage would be in the realm of positive results.

                        MATRIX ADVISORS VALUE FUND, INC.

BATTER UP! OUR FEARLESS FORECAST FOR 2003

     After our less than stellar accuracy last year, we approach our forecast for 2003 with all due modesty, but also with a good deal of conviction.

     We actually believe that our prediction for 2002 - for economic recovery, which would in turn prompt stock market renewal - was more premature than inaccurate. We believe that 2003 will in fact be the year that "breaks the bear."

     We expect the stock market to be positive for the year (at a minimum regressing up to its historic mean returns), and believe that there is a good likelihood that the market's returns could surprise on the upside rather than the downside. As we have pointed out on numerous occasions, particularly bad periods in the stock market tend to be followed immediately by particularly good ones.

     We believe that there is likely to be greater clarity in Iraq sooner rather than later. This should remove significant uncertainty and anxiety from the market, including concerns about oil prices, and should allow investors to focus more on the "half full glass" of economic recovery.

     The Bush Administration's recently announced stimulus plan, which includes an elimination of the tax on dividends, should, if enacted, provide some boost to equity markets, as will the expected significant flow of money into equities during the first quarter of 2003. These infusions reflect portfolio re-balancing by large institutional investors, as well as anticipated contributions to underfunded corporate pension funds (much of which will find its way into the stock market).

     All in all, we believe that 2003 will be a stock picker's market, meaning that the biggest gains will come selectively, rather than across the board. We enter the year highly confident in the Fund's portfolio, and optimistic that we will outperform the S&P 500 Index for the fifth year in a row.

FUND PERFORMANCE

     As mentioned above, last year was an "Equal Opportunity Bear Market" meaning that losses were widespread and not localized by sector, industry, capitalization or pricing.

     For the Fund, there were few bright spots in the picture. The one area in which we were conspicuously successful last year was in our retail stocks, with Gap Stores, Office Depot and Claire's Stores posting positive results.

     Otherwise, the picture was fairly bleak. Least negatively impacted were the health care stocks. Boston Scientific was among the strongest performers in the entire market last year and was successfully sold for better than 100% gains. Our re-purchase of Wyeth Labs (the former American Home Products) performed well, as did our new purchase of Baxter International. Other drug stocks that performed positively were Merck and Pharmacia. Disappointments came from Abbott Labs, Bristol Myers, Guidant and Schering Plough.

     Financial stocks were hard pressed last year, but there were positive results from American Express, Bank of

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                                 MATRIX ADVISORS
                                VALUE FUND, INC.

America and Wachovia. All others, including Citigroup, Fleet, JP Morgan Chase, Merrill Lynch and Morgan Stanley were down.

     Among Old Economy stocks Leggett and Platt and Manpower eked out modest gains, but were overshadowed by the likes of GE, Interpublic, Liberty Media and Walt Disney.

     Technology was the weakest sector of the year, but even here there were some bright spots with American Power Conversion, LAM Research and Nokia all posting double-digit gains. Our sales of Roxio in the spring and Kyocera during the summer were also the successful culmination of short-term investments. Laggards included Adaptec, Advanced Micro Devices, Computer Sciences, EDS, Hewlett Packard, Intel, Lucent, Motorola, Novellus Systems and Symbol Technologies.

     Despite, or perhaps because of the weakness of the market, it was an active year for us: we pro-actively critiqued our portfolio, and replaced lesser businesses with industry stars. Thus, General Electric, Intel, Nokia, were added, replacing Motorola, Knight Trading and HealthSouth. Strong businesses with solid long term fundamentals like Baxter International, Dollar General Stores, and the previously owned LAM Research and Vishay Intertechnology were also added during the period of market turmoil.

     We were once again successful in minimizing the Fund's tax consequences. Since however, most all of the significant losses in the portfolio occurred after the fund's fiscal year ended in June, the greatest amounts of realized loss were taken for the current tax year. Nevertheless, the Fund continues to be managed as tax efficiently as possible.

     Finally, we maintain an optimistic outlook for the market in general and for our portfolio in particular. We believe that financial gravity - in the good sense - will kick in this year: the economy will continue to recover and investor sentiment will rebound. As mentioned above, particularly bad periods in the stock market tend to be followed by particularly good ones. This year might very well be one of those good periods.

     We also believe that the business quality of the Fund's portfolio is at the highest level in our management experience. We have been particularly encouraged when, as in the most recent quarter, the market has a positive focus, the Fund enjoys a strong relative advantage. Our conviction is that with a focus on economic recovery in 2003, we believe the Fund will perform very well.

                                     * * *

     As is our custom in our year-end review, we devote this quarter's installment of IDEAS ABOUT INVESTING to lessons that should be learned, or re-learned, based on last year's market. We also add some thoughts about the Administration's proposed elimination of the dividend tax.

     As we write this letter, the New York area is beset by more snow than we have seen in many years. It is a wonderfully poignant reminder of the reality of cyclicality, not just in markets, but in the fabric of life.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

     Whether you are embracing the snow on the slopes, reading weather stories with detached bemusement in the warm sun, or just plain slogging through snow and slush as you go about your business, we all wish you the best for a year of health, contentment, prosperity and peace. Our resolution for this year, as it is every year, is to do all that we can on your behalf to earn your continued trust and confidence.

     Please feel free to visit our website at www.matrixadvisorsvaluefund.com.

     Best regards.


COMPLIANCE STATEMENT:
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value on an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs. Performance figures reflect fee waivers in effect and in the absence of fee waivers, total returns would be lower. For the period ended December 31, 2002, the Fund's average annual total returns for one-year, five-years and for the period from July 3, 1996, the inception of Matrix Asset Advisors' involvement with the Fund were -1.30%, 5.61%, and 8.63%, respectively.

The Dow Jones Industrial's Average Index average annual total returns for same time periods were -15.01%, 2.82%, and 7.90%, respectively. The Dow Jones Industrial Average Index is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The NASDAQ Composite's Index average annual total returns for the same time periods were -31.26%, -3.19%, and 1.90%, respectively. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over the counter and not on an exchange. These indices do not incur expenses and are not available for investment.

The Fund's holdings may change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or Matrix Asset Advisors to buy or sell the securities. No individual holding discussed herein constitutes more than 5% of the Fund's assets.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

                              IDEAS ABOUT INVESTING
                 A QUARTERLY QUEST FOR INVESTMENT ENLIGHTENMENT


     IN A YEAR WE ARE EAGER TO FORGET, THERE ARE NEVERTHELESS LESSONS TO
REMEMBER.


 1. THERE IS NEVER A GOOD TIME TO BE A MARKET TIMER.

         Last year sorely tried the patience and persistence of equity investors. For a great many there was an understandable urge to stop the pain by moving out of stocks - whether into cash or bonds, or into hard assets such as gold or real estate.

         However, this all too compelling desire would have, in all likelihood, worked against you. Why? Simply because the people who pull out of the market almost inevitably re-enter at a higher price level. They might have succeeded in avoiding one problem - market deterioration - but fail to be present for market opportunity.

         There were record redemptions from equity mutual funds in the latter part of the year, most of which came from individual investors. Ironically, most of the redemptions occurred only after the vast majority of the 2 1/2 year bear market had already run its course; in fact, the period of peak redemptions transpired near the market lows of early October.

         Regardless of where the proceeds went, they left the stock market. While a great many of those investors might have succeeded in avoiding some additional short-term pain, they most likely missed the fourth quarter rally. As a result, in many cases such investors would already have been ahead of the game, had they just gritted their teeth and stayed put.

         Equity investments, on average, perform positively seven out of every 10 years. The only way to win the game is to play the game.

 2. DON'T CHASE PERFORMANCE BY ALTERING YOUR ASSET ALLOCATION.

         We have preached about the importance of asset allocation often and passionately. Studies consistently show that an asset allocation has the predominant impact on long-term portfolio performance.

         Equally importantly, from a risk control perspective, an appropriate asset allocation enables an investor to ride out difficult periods in the stock or bond market, since the allocation definitionally considers the "what ifs" inherent in investing.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

     In late 2002, many investors suddenly became enamored with bonds, and sought to change their asset allocations accordingly. (Many of these same investors had discarded bonds in 2000, reinvesting the proceeds into the stock market just as it was peaking early in that year.)

     The question we would ask, and that you should ask yourself under similar circumstances, is whether such a determination is prompted by a change in personal circumstances, or by a desire to capture better performance.

     Obviously, we are all for better performance, and last year to be an equity investor was to experience pain. But adjusting one's asset allocation seemingly to "dodge a bullet," when the bullet has actually already struck, or to ride the wave of an asset class only after it has already gone up, is a variation on market timing. How much do you change? When do you change back?

     Like market timing, the overwhelming likelihood is that in retrospect one will not be boosting his/her own performance. Why? Because, by the time one feels comfortable reverting to the original allocation, there will have been market movement that will be missed.

     In our view, it is far better to look at an asset allocation as a personal gameplan, an all-weather gameplan, that should be changed because of personal circumstances, but not because of market movements.

     What kind of circumstantial changes should prompt a re-consideration of one's asset allocation? A different purpose for the assets is an extremely compelling one.

     For example, when one retires, it often becomes necessary to use accumulated assets to fund retirement living. Assets that were previously untouched and accumulated are now required to sustain a lifestyle.

     This need for current cash on a regular basis SHOULD alter the allocation of one's assets. There needs to be an assurance that money will be available, and not just because of the graces of stock market capital appreciation. Predictable income from bonds provides this assurance.

     Similarly, as we age, our appetite for risk-taking diminishes. Many individuals have been fortunate enough to accumulate as much as they will need to fund their lifestyle, to the point that preserving what they have becomes far more important than significantly increasing what they have.

     Here too, reconsidering an asset allocation becomes advisable. And even if the individual is not awash in assets, over time the diminished willingness to incur greater risk for greater return leads many investors to change their allocations.

     None of this of course references short-term performance, nor should it. An asset allocation should take into account variations in annual performance and look at the longer-term perspective of average annual performance. However, changing one's risk tolerance for the long-term based on short-term events, is more likely market timing than a revised outlook on risk.

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                                 MATRIX ADVISORS
                                VALUE FUND, INC.

         The next time you think you should change your direction because of market conditions, please consider your motivations carefully.

 3. NOT EVERYTHING YOU READ IN THE NEWSPAPERS IS NEWS.

         There was a great outcry last year about various corporate and accounting practices that were "brought to light" by the news media. The breach of the supposed "Chinese Wall" between research and investment banking was covered as a breaking news event, as was the granting of large allocations of IPO shares to key executives of clients of major investment banks.

         The unfortunate reality is that these and other practices were standard Wall Street fare, well known to the majority of investment professionals for some time. Of course knowledge is not tantamount to approval; HOWEVER, IT DOES MEAN THAT PROFESSIONALS HAVE BEEN MAKING DECISIONS FULLY AWARE OF THIS MODUS OPERANDUS.

         One reason why we have long stated that we ignore the recommendations of "sell side" analysts is the recognition that their agenda is much more complicated than a pure perception of the merits of a particular company.

         Why do we mention this? One of the points made last year was that the deck is stacked against the individual investor, that the individual investor is not privy to all of the information that professional investors have.

         We would agree with this, though we might not say that the disparity of resources makes for a stacked deck. What it should make for is an awareness that investing should not be approached as a casual endeavor. The stakes are too high, and the pace of market information - and the digestion of that information into stock prices - is incredibly fast.

         That which appears in the financial media is sad to say often yesterday's news. Also, in our society, successful people delegate to other successful people outside of their own bailiwick of expertise.

     PRELIMINARY TEA-LEAF READING ABOUT THE PROPOSED ELIMINATION OF DIVIDEND
     TAXES

         The recently announced proposal by the Bush Administration to completely eliminate the tax on stock dividends has certainly gotten the attention of the investor community. The prospect of a complete elimination of dividend taxation has sent many investors and pundits to the drawing board in an attempt to assess both the direct and indirect impact of such a prospect on stocks, and on other assets such as municipal bonds, preferred stocks and REITs.

         Some are even re-positioning their investments in anticipation of the enacted proposal.

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                                 MATRIX ADVISORS
                                VALUE FUND, INC.

     However, we doubt that anyone, including the President, expects the proposal to pass as is. Leaving aside its stimulative and economic merits, the proposal impacts enough other assets as to guarantee a huge lobbying effort, perhaps one of the largest ever on Capitol Hill.

     States and municipalities are concerned about the impact on the pricing of tax exempt bonds, and therefore the cost to raise money. The real estate lobby will view with dismay the diminished attractiveness of REIT dividends, which will remain taxable because they are not a product of double taxation. Growth companies will worry if their failure to pay a dividend will have punitive effects.

     The point is that much is likely to change before the legislation is signed and the pens are handed out. As a result, we think it is highly premature to be speculating as to the impact of the proposal when the proposal itself will be a moving target.

     Above all, it is downright foolhardy to be contemplating changes in investments in the absence of hard information.

     There will at some point be a strong sense of the finished product, and at that point more intelligent analysis will be made, and decisions can be taken. However, we are months away from that point.

     Now, having said that, ANY dividend tax relief is likely to have the following repercussions for the stock market:

     o  It should be a positive for stocks as an asset class in general.
     o It should create a rising tide that will lift all stocks, dividend paying or not.
     o Dividend paying stocks will be valued higher by virtue of higher after-tax returns.
     o Non-dividend paying stocks will selectively be enhanced because of the thought that they will either be forced to pay dividends (thus increasing their value to investors), or they might become vulnerable as takeover targets from their higher yielding dividend paying competitors.
     o A higher dividend PER SE will not be the panacea for a company's issues or ills. Dividends will still be only a component of total equity return.

     Stay tuned and stay calm.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

                                    SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2002
                                    --------------------------------------------
                                       COMMON STOCKS: 98.9% (UNAUDITED)
--------------------------------------------------------------------------------
                                        SHARES VALUE
--------------------------------------------------------------------------------
ADVERTISING: 1.9%
Interpublic Group of Companies, Inc.      91,000                $  1,281,280
                                                                ------------
BANK (MONEY CENTER): 5.3%
Citigroup, Inc.                           62,000                   2,181,780
J.P. Morgan Chase & Co.                   55,000                   1,320,000
                                                                ------------
                                                                   3,501,780
                                                                ------------
BANK (REGIONAL): 1.6%
Comerica, Inc.                            24,000                   1,037,760
                                                                ------------
BANK (SUPER REGIONAL): 5.7%
Bank of America Corp.                     25,000                   1,739,250
FleetBoston Financial Corp.               51,000                   1,239,300
Wachovia Corp.                            23,000                     838,120
                                                                ------------
                                                                   3,816,670
                                                                ------------
BANK (PROCESSING): 1.5%
Bank of New York Co., Inc.                41,000                     982,360
                                                                ------------
BROADCASTING / PROGRAM: 1.6%
Liberty Media Corp.*                      123,000                  1,099,620
                                                                ------------
COMPUTERS AND PERIPHERALS: 3.9%
American Power Conversion Co.*            170,000                  2,575,500
                                                                ------------
COMPUTER SOFTWARE AND SERVICES: 1.7%
Computer Sciences Corp.*                  32,000                   1,102,400
                                                                ------------
DRUG: 10.7%
Bristol-Myers Squibb Co.                  54,000                   1,250,100
Merck & Co.                               39,000                   2,207,790
Pharmacia & Upjohn, Inc.                  18,100                     756,580
Schering-Plough Corp.                     60,000                   1,332,000
Wyeth                                     42,000                   1,570,800
                                                                ------------
                                                                   7,117,270
                                                                ------------

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

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                                 MATRIX ADVISORS
                                VALUE FUND, INC.

                                      COMMON STOCKS: (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
                                          SHARES                    VALUE
--------------------------------------------------------------------------------
DRUGSTORE: 3.6%
CVS Corp.                                 96,000                $  2,397,120
                                                                ------------
ELECTRICAL EQUIPMENT: 2.6%
General Electric Co.                      72,000                   1,753,200
                                                                ------------
ELECTRONICS: 5.2%
Symbol Technologies, Inc.                 245,000                  2,013,900
Vishay Intertechnology, Inc.*             130,000                  1,453,400
                                                                ------------
                                                                   3,467,300
                                                                ------------
FINANCIAL SERVICES: 2.2%
American Express Co.                      42,000                   1,484,700
                                                                ------------
FURN/HOME FURNISHING: 1.7%
Leggett & Platt, Inc.                     50,000                   1,122,000
                                                                ------------
INDUSTRIAL SERVICES: 2.2%
Manpower, Inc.                            47,000                   1,499,300
                                                                ------------
INSURANCE (DIVERSIFIED): 1.5%
American International Group, Inc.        17,500                   1,012,375
                                                                ------------
MEDICAL SUPPLIES: 6.2%
Abbott Laboratories                       56,000                   2,240,000
Baxter International, Inc.                68,000                   1,904,000
                                                                ------------
                                                                   4,144,000
                                                                ------------
MEDICAL - INSTRUMENTS: 3.5%
Guidant Corp.*                            75,000                   2,313,750
                                                                ------------
OILFIELD SERVICES / EQUIPMENT: 3.2%
Schlumberger Ltd.                         50,500                   2,125,545
                                                                ------------
RECREATION: 3.5%
Walt Disney Co.                          144,000                   2,348,640
                                                                ------------

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

--------------------------------------------------------------------------------
                                       COMMON STOCKS: (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
                                                   SHARES           VALUE
RETAIL (SPECIAL LINES): 3.3%
Office Depot, Inc.*                                150,000      $  2,214,000
                                                                ------------
RETAIL STORE: 5.5%
Dollar General Corp.                               90,000          1,075,500
Gap, Inc.                                          170,000         2,638,400
                                                                ------------
                                                                   3,713,900
                                                                ------------
SECURITIES BROKERAGE: 6.0%
Merrill Lynch & Co.                                51,000          1,935,450
Morgan Stanley Dean Witter & Co.                   51,000          2,035,920
                                                                ------------
                                                                   3,971,370
                                                                ------------
SEMICONDUCTOR: 5.8%
Adaptec, Inc.*                                     300,000         1,695,000
Advanced Micro Devices, Inc.*                      170,000         1,098,200
Intel Corp.                                        70,000          1,089,900
                                                                ------------
                                                                   3,883,100
                                                                ------------
SEMICONDUCTORS (CAPITAL EQUIPMENT): 4.4%
Lam Research Corp.*                                70,000          756,000
Novellus Systems, Inc.*                            78,000          2,190,240
                                                                ------------
                                                                   2,946,240
                                                                ------------
TELECOMMUNICATIONS (EQUIPMENT): 2.3%
Nokia OYJ                                          97,000          1,503,500
                                                                ------------

THRIFT: 2.3%
Federal Home Loan Mortgage Co.                     26,000          1,535,300
                                                                ------------

                               TOTAL COMMON STOCKS
                               (cost $71,389,467)                 65,949,980
                                                                ------------

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

SHORT-TERM INVESTMENT: 0.8%   PRINCIPAL AMOUNT                         VALUE
Federated Cash Trust
Treasury Money Market         $538,412                            $    538,412
                                                                  ------------
                              TOTAL SHORT-TERM INVESTMENTS
                              (cost $538,412)                          538,412
                              ------------------------------------------------
                              TOTAL INVESTMENTS IN SECURITIES
                              (cost $71,927,879): 99.7%             66,488,392
                              ------------------------------------------------
                              OTHER ASSETS
                              LESS LIABILITIES:    0.3%                198,574
                              ------------------------------------------------
                              NET ASSETS: 100.0%                  $ 66,686,966
                              ================================================

* Non-income producing security.









THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

                       STATEMENT OF
                       ASSETS AND LIABILITIES (UNAUDITED)      DECEMBER 31, 2002
                       -----------------------------------------------------------
                                          ASSETS
Investments in securities at cost .................................   $ 71,927,879
                                                                      ------------

Investments in securities at value ................................   $ 66,488,392
Cash ..............................................................          2,420
Receivables:
  Securities sold .................................................        341,306
  Dividends and interest ..........................................        160,727
  Fund shares sold ................................................        121,252
Prepaid expenses ..................................................          3,791
                                                                      ------------
                                          TOTAL ASSETS ............     67,117,888
                                                                      ------------
                                          LIABILITIES
Payables:
  Due to advisor ..................................................         49,859
  Administration fees .............................................          9,986
  Securities purchased ............................................        347,396
Accrued expenses ..................................................         23,681
                                                                      ------------
                                          TOTAL LIABILITIES .......        430,922
                                                                      ------------
                                          NET ASSETS ..............   $ 66,686,966
                                                                      ============
Number of shares issued and outstanding
  (unlimited number of shares authorized,
  $0.01 par value) ................................................   $  1,791,885
                                                                      ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE ......................................          37.22
                                                                      ============
                                          COMPOSITION OF NET ASSETS
Paid-in capital ...................................................   $ 73,619,844
Undistributed net investment income ...............................        242,693
Accumulated net realized loss on investments ......................     (1,736,084)
Net unrealized depreciation on investments ........................     (5,439,487)
                                                                      ------------
                                          NET ASSETS ..............   $ 66,686,966
                                                                      ============





THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.

                        STATEMENT OF OPERATIONS                       FOR THE
                        (UNAUDITED)                              SIX MONTHS ENDED
                                                                 DECEMBER 31, 2002
                        ----------------------------------------------------------
INVESTMENT
INCOME
Dividends (net of foreign taxes withheld of $(45)) ............     $   541,134
Interest ......................................................           9,822
Other .........................................................           2,888
                                                                   ------------
                             TOTAL INCOME .....................         553,844
                                                                   ------------
EXPENSES
Advisory fees .................................................         314,287
Administration fees ...........................................          47,143
Fund accounting fees ..........................................          16,253
Registration expense ..........................................          11,942
Custody fees ..................................................           9,829
Legal fees ....................................................           7,108
Transfer agent fees ...........................................           6,554
Audit fees ....................................................           6,050
Reports to shareholders .......................................           5,344
Miscellaneous .................................................           3,022
Director fees .................................................             396
                                                                   ------------
                             TOTAL EXPENSES ...................         427,928
                             LESS: Advisory fees waived .......        (116,787)
                                                                   ------------
                             NET EXPENSES .....................         311,141
                                                                   ------------
                             NET INVESTMENT INCOME ............         242,703
                                                                   ------------
                             REALIZED AND UNREALIZED GAIN
                             (LOSS) ON INVESTMENTS
Net realized loss from security transactions ..................      (1,736,079)
Net change in unrealized
  depreciation on investments: ................................      (4,260,586)
                                                                   ------------
Net realized and unrealized
  loss on investments .........................................      (5,996,665)
                                                                   ------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS .....................................    $ (5,753,962)
                                                                   ============



THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

                                     STATEMENT OF CHANGES IN NET ASSETS

                                                                           SIX MONTHS           YEAR
                                                                             ENDED              ENDED
                                                                        DECEMBER 31, 2002   JUNE 30, 2002
                                                                        -----------------  ----------------
                                           INCREASE (DECREASE)
                                           IN NET ASSETS FROM:
                                           OPERATIONS
Net investment income ........................................              $    242,703       $    145,239
Net realized gain (loss) on investments ......................                (1,736,079)           238,704
Net unrealized depreciation on investments ...................                (4,260,586)        (6,339,797)
                                                                            ------------       ------------
                                           NET (DECREASE)
                                           IN NET ASSETS
                                           RESULTING FROM
                                           OPERATIONS ........                (5,753,962)        (5,955,854)
                                                                            ------------       ------------
                                           DISTRIBUTIONS TO
                                           SHAREHOLDERS
From net investment income ...................................                  (145,066)          (151,917)
From net realized gain .......................................                  (238,424)        (1,038,961)
                                                                            ------------       ------------
                                           TOTAL
                                           DISTRIBUTIONS .....                  (383,490)        (1,190,878)
                                                                            ------------       ------------
                                           CAPITAL SHARE
                                           TRANSACTIONS
Net increase in net assets from
  capital share transactions (a) .............................                11,951,455         25,407,468
                                                                            ------------       ------------
                                           TOTAL INCREASE
                                           IN NET ASSETS .....                 5,814,003         18,260,736
                                                                            ------------       ------------
                                           NET ASSETS
Beginning of year ............................................                60,872,963         42,612,227
                                                                            ------------       ------------
                                           END OF PERIOD .....              $ 66,686,966       $ 60,872,963
                                                                            ============       ============
                                           ACCUMULATED
                                           NET INVESTMENT
                                           INCOME ............              $    242,693       $    145,056
                                                                            ============       ============




THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

                  STATEMENT OF CHANGES IN NET ASSETS CONTINUED

       (a) A summary of capital share transactions is as follows:

                           Six Months Ended Year Ended
                        December 31, 2002 # June 30,2002

                                           Shares         Value               Shares         Value
                                         ------------------------------------------------------------
       Shares sold ....................    504,896     $19,237,222           784,420      $36,287,820
       Shares issued in reinvestment
       of distribution ...............       9,807         378,737            25,390        1,174,310
       Shares redeemed ...............    (202,534)     (7,664,504)         (260,651)     (12,054,662)
       Net increase ..................     312,169     $11,951,455           549,159      $25,407,468


#      Unaudited.







THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.


                              NOTES TO
                              FINANCIAL STATEMENTS (UNAUDITED) DECEMBER 31, 2002
                              --------------------------------------------------
                              NOTE 1 - ORGANIZATION


Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.


                                               NOTE 2 -
                                               SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation.
Portfolio securities which are traded on national securities exchange or NASDAQ are valued at the last sale price on the principal exchange on which the security is traded as of the close of the New York Stock Exchange. If there were no transactions in a security on that day, the security is generally valued at the latest bid price. If no quotations are available for a security, of if the Board of Directors (or committee of the Board of Directors appointed for that purpose) believes that the latest bid price of a security which has not traded on the date in question does not fairly reflect its market value, it is valued in manner determined in good faith by the Board of Directors, or its delegates, to reflect its fair value.

B. Shares Valuation.
The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's net asset value per share. The Fund charge a 0.75% redemption fee on shares redeemed or exchanged within two months of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

C. Federal Income Taxes.
The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

D. Portfolio Transactions.
Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

E. Use of Estimates.
The preparation of financial statements in conformity with accounting principal generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F. Other.
Interest income is recorded on the actual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                                      NOTE 3 -
                                                      COMMITMENTS AND OTHER
                                                      RELATED PARTY TRANSACTIONS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisors as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets. For the six months ended December 31, 2002, the Advisor waived of $116,787.


U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee from the Fund at a rate of 0.15% annually of average net assets, with a minimum annual fee of $25,000.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

                                                         NOTE 4 -
                                                         INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the six months ended December 31, 2002, are as follows:
                                                                   PROCEEDS
                                              PURCHASES           FROM SALES
                                             -------------------------------
Common Stock                                 $24,149,103         $10,601,761


                                                   NOTE 5 -
                                                   DISTRIBUTIONS TO SHAREHOLDERS

     As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

           COST OF INVESTMENTS FOR TAX PURPOSES .............      61,945,749
                                                                   ==========
           Gross tax unrealized .............................       5,205,317
           appreciation .....................................
           Gross tax unrealized
           depreciation .....................................      (6,384,218)
                                                                   ----------
           Net tax unrealized appreciation on
           investments.......................................      (1,178,901)
                                                                   ----------
           UNDISTRIBUTED ORDINARY INCOME ....................         145,056
           UNDISTRIBUTED LONG-TERM GAINS ....................         238,419
                                                                   ----------
                                                                     (795,426)
                                                                   ==========


On November 15, 2002, a distribution of 0.2228 per share was declared. The dividend was paid on November 18, 2002 to shareholders of record on November 14, 2002.


The tax character of distributions paid during the year end 2002:

DISTRIBUTIONS PAID FROM:                                2002
                                                      -------
Ordinary Income                                       145,066
Long-Term Capital Gain                                238,424
                                                      -------
                                                      383,490
                                                      =======

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

                                           NOTE 6 -
                                           DIRECTOR AND OFFICER
                                           INFORMATION (UNAUDITED)

                                                                                   NUMBER
                                                                                   OF PORTFOLIOS
                                                      PRINCIPAL                    IN FUND          OTHER
NAME,                        POSITION(S)              OCCUPATION(S)                COMPLEX       DIRECTORSHIPS
ADDRESS,                     HELD WITH THE   DATE     DURING THE                   OVERSEEN        HELD BY
AND AGE                      CORPORATION   ELECTED +  PAST 5 YEARS                 BY TRUSTEE      DIRECTOR
----------------------------------------------------------------------------------------------------------------
David A. Katz, CFA           Chairman,       1997     Mr. Katz is President and         1
747 Third Avenue             President, and           Chief Investment Officer of
New York, NY 10017           Treasurer                Matrix Asset Advisors, the
(40)                                                  Fund's Advisor, and portfolio
                                                      manager of the Fund. He
                                                      has been associated with the
                                                      Advisor and its predecessor
                                                      since its founding in 1986.

Douglas S. Altabef           Executive       2000     Mr. Altabef is the Managing       1
747 Third Avenue             Vice President           Director of Matrix Asset
New York, NY 10017           and Secretary            Advisors, the Fund's Advisor.
(51)                                                  He has been associated with
                                                      the Advisor since 1996.
                                                      From 1993 to 1996, he was
                                                      President and Chief
                                                      Executive Officer of Varsity
                                                      Recreational Holdings.

Steven G. Roukis, CFA        Senior          2000     Mr. Roukis is Senior Vice         1
747 Third Avenue             Vice President           President-Equity Research
New York, NY 10017                                    of Matrix Asset Advisors, the
(35)                                                  Fund's Advisor. He has been
                                                      associated with the Advisor
                                                      since 1994.

Robert M. Rosencrans *       Director        1985     Mr. Rosencrans has been           1             None
747 Third Avenue                                      President of Columbia
New York, NY 10017                                    International, Inc. since
(75)                                                  1984. From 1962 to 1984
                                                      he was President and Chief
                                                      Executive Officer of United
                                                      Artists Cablesystems
                                                      Corporation.




                                 MATRIX ADVISORS
                                VALUE FUND, INC.

                                                                                    NUMBER
                                                                                    OF PORTFOLIOS
                                                      PRINCIPAL                     IN FUND      OTHER
NAME,                       POSITION(S)               OCCUPATION(S)                 COMPLEX      DIRECTORSHIPS
ADDRESS,                    HELD WITH THE  DATE       DURING THE                    OVERSEEN     HELD BY
AND AGE                     CORPORATION    ELECTED +  PAST 5 YEARS                  BY TRUSTEE   DIRECTOR
----------------------------------------------------------------------------------------------------------------
T. Michael Tucker *         Director       1997       Mr. Tucker is the owner of     1            None
747 Third Avenue                                      T. Michael Tucker, a certified
New York, NY 10017                                    public accounting firm which
(60)                                                  he established in 1977.

Larry D. Kieszek *          Director       1997       Mr. Kieszek is Managing        1            None
747 Third Avenue                                      partner of Purvis, Gray &
New York, NY 10017                                    Company, a certified public
(52)                                                  accounting firm with which
                                                      he has been associated since
                                                      1974.

* Not an "interested person", as that is defined by the 1940 Act.
+ Directors and officers of the Fund serve until their resignation, removal or retirement.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

                              FINANCIAL HIGHLIGHTS
            (FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           SIX MONTHS
                                              ENDED
                                           DECEMBER 31,             YEARS ENDED JUNE 30,
                                              2002#        2002       2001      2000       1999      1998
                                          ------------------------------------------------------------------
Net asset value, beginning of year .....   $   41.14   $   45.79  $   43.49  $   38.40  $   32.90  $   29.39


Income from investment operations:
       Net investment income ...........        0.12        0.09       0.20       0.11       0.03       0.14
       Net realized and unrealized
       gain (loss) on investments ......       (3.82)      (3.59)      3.03       5.30       6.26       3.54
                                          ------------------------------------------------------------------

Total from investment operations .......       (3.70)      (3.50)      3.23       5.41       6.29       3.68
                                          ------------------------------------------------------------------
Less distributions:
       Dividends from net investment
       income ..........................       (0.08)      (0.15)     (0.15)      0.00      (0.09)     (0.17)
       Distributions from realized
       gains ...........................       (0.14)      (1.03)     (0.78)     (0.32)     (0.70)      0.00
                                          ------------------------------------------------------------------
Total distributions ....................       (0.22)      (1.18)     (0.93)     (0.32)     (0.79)     (0.17)
                                          ------------------------------------------------------------------

Paid-in capital from redemption fees ...          --        0.03         --         --         --         --
(Note 2)

Net asset value, end of period .........   $   37.22   $   41.14  $   45.79  $   43.49  $   38.40  $   32.90
                                           =================================================================
Total return ...........................       (9.01%)+    (7.87%)     7.50%     14.18%     19.79%     12.56%

Ratios/supplemental data:
Net assets, end of period (millions) ...   $   66.7    $   60.9   $   42.6   $   18.1   $   11.1   $   10.0

Ratio of operating expenses to
  average net assets:
       Before expense reimbursement ....        1.36%*      1.37%      1.37%      1.65%      1.83%      1.80%
       After expense reimbursement .....        0.99%*      0.99%      0.99%      0.99%      1.25%      1.23%
Ratio of net investment income (loss) to
  average net assets:
       Before expense reimbursement ....        0.40%*     (0.09%)     0.22%     (0.35%)    (0.48%)    (0.12%)
       After expense reimbursement .....        0.77%*      0.29%      0.60%      0.31%      0.10%      0.45%
       Portfolio turnover rate .........          17%+        51%        55%        40%        33%        68%


#  Unaudited.
*  Annualized
+  Not Annualized.

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                      This page intentionally left blank.

                               BOARD OF DIRECTORS
           Leonard M. Heine, Jr., Director Emeritus David A. Katz, CFA
                    Larry D. Kieszek Robert M. Rosencrans T.
                                 Michael Tucker
                                        o
                               INVESTMENT ADVISOR
               Matrix Asset Advisors, Inc. 747 Third Avenue, 31st
                     Floor New York, NY 10017 (800) 366-6223
                                        o
                                    CUSTODIAN
                U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH
                                      45202
                                        o
                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                  615 East Michigan Street Milwaukee, WI 53202
                                        o
                                  ADMINISTRATOR
            U.S. Bancorp Fund Services, LLC 2020 East Financial Way,
                           Ste.100 Glendora, CA 91741
                                        o
                             INDEPENDENT ACCOUNTANTS
                Tait, Weller & Baker 1818 Market Street, Ste. 24
                             Philadelphia, PA 19103
                                        o
                                   DISTRIBUTOR
                Quasar Distributors, LLC 615 East Michigan Street
                            Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.